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                                                                    EXHIBIT 10.2


THE WARRANTS EVIDENCED BY THIS WARRANT AGREEMENT AND THE SHARES PURCHASABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED, NOR WILL ANY ASSIGNEE OR ENDORSEE HEREOF BE RECOGNIZED AS AN OWNER HEREOF BY THE BANK FOR ANY PURPOSE, UNLESS AN EXEMPTION OR A REGISTRATION STATEMENT WITH RESPECT THERETO UNDER THE SECURITIES ACT OF 1933 AND SUCH STATE SECURITIES LAWS SHALL BE ESTABLISHED TO THE SATISFACTION OF THE BANK.


                             GWINNETT COMMUNITY BANK

                             STOCK WARRANT AGREEMENT

                                                                          , 1999
                                                               -----------
                                                                 Duluth, Georgia
                                                                          Shares
                                                                 ---------

         Warrants to purchase ______ shares of common stock (the "Shares") of GWINNETT COMMUNITY BANK, a Georgia banking corporation (the "Bank"), are hereby granted to _____________________________ (the "Warrant Holder") at the price determined as herein provided, subject to the following terms and conditions:

         1. EXERCISE PRICE. The exercise price per Share subject to the warrants granted in this agreement (the "Warrants") shall be $10.00 (the "Exercise Price").

         2. EXERCISE OF WARRANTS. The Warrants may be exercised in whole or in part at any time after vesting of the Warrants as provided herein but before the Expiration Date as defined below, subject to Section 4 and the following conditions:

                  (A) VESTING OF WARRANTS. The Warrants shall vest annually in three equal installments beginning on the first anniversary of the Bank's opening for business and ending on the third anniversary of the Bank's opening for business.

                  (B) EXPIRATION OF WARRANT TERM. The Warrants will expire on the earlier of 60 days after the termination of the Warrant Holder's service as a director, officer or employee of the Bank or the tenth anniversary of the Bank's opening for business (the "Expiration Date").

                  (C) METHOD OF EXERCISE. The Warrants shall be exercisable by a written notice delivered to the Secretary of the Bank which shall:

                           (i) State the owner's election to exercise the Warrants, the number of Shares with respect to which warrants are being exercised, his address and Social Security Number;

                           (ii) Contain such representations and agreements as to the holder's investment intent with respect to such Shares as may be required by the Bank's counsel;

                           (iii)    Be signed by the owner; and

                           (iv) Be in writing and be accompanied by this Stock Warrant Agreement.


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                  (D)      PAYMENT. Payment of the purchase price of any Shares
         with respect to which the Warrants are being exercised shall be by certified or bank cashier's check, or by personal check drawn on funds on deposit with the Bank.

                  (E) REGISTRATION. The certificate or certificates for Shares as to which the Warrants are being exercised shall be registered in the name of the owner.

                  (F) PARTIAL EXERCISE. In the event of a partial exercise of the Warrants, the Bank shall either issue a new agreement for the balance of the stock subject to this Stock Warrant Agreement after such partial exercise, or it shall conspicuously note hereon the date and number of Shares granted pursuant to such exercise and the number of Shares thereafter covered by this Stock Warrant Agreement.

                  (G) RESTRICTIONS ON EXERCISE. The Warrants may not be exercised (i) if the issuance of the Shares upon such exercise would constitute a violation of any applicable federal or state securities law or other law or regulation or (ii) unless the Bank (or any successor) or the holder hereof, as applicable, obtains any approval or other clearance from any federal or state governmental agency or body which the Bank determines to be necessary or advisable, including, without limitation, any applicable state or federal banking regulatory agency. As a condition to the exercise of the Warrants, the Bank may require the person exercising the Warrant to make any representation or warranty to the Bank as may be required to comply with any applicable law or regulation, including without limitation the Securities Act of 1933, the Georgia Securities Act of 1973 and any other applicable state securities law.

         3. MERGER; DILUTION. In the event that the number of outstanding Shares shall be changed into or exchanged for a different number of Shares or class of stock of the Bank, or if the stock of another corporation shall be issued in exchange for the Shares, by reason of a merger, consolidation, recapitalization, reclassification, stock split, stock dividend or otherwise, then the total number of Shares subject to the Warrants or the price payable for Shares under the Warrants shall be adjusted as follows:

                  (a) In case the Bank shall at any time after the date of this agreement (i) declare a dividend on the Shares in shares of its capital stock, (ii) subdivide the outstanding Shares, (iii) combine the outstanding Shares into a smaller number of Shares, or (iv) issue any shares of its capital stock by reclassification of the Shares (including any such reclassification in connection with a consolidation or merger in which the Bank is the continuing corporation), the Exercise Price, and the number and kind of shares receivable upon exercise, in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, shall be proportionately adjusted so that the holder of any Warrant exercised after such time shall be entitled to receive the aggregate number and kind of shares which, if such Warrant had been exercised immediately prior to such time, he would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

                  (b) In case the Bank shall issue rights or warrants to all holders of Shares entitling them (for a period expiring within 45 days after the record date for the determination of shareholders entitled to receive such rights or warrants) to subscribe for or purchase Shares (or securities convertible into Shares) at a price per Share (or having a conversion price per Share, if a security convertible into Shares) less than the current market price per Share (as defined in


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         subsection (d)) on such record date, the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of Shares outstanding on such record date plus the number of Shares which the aggregate offering price of the total number of Shares so to be offered (or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price and the denominator of which shall be the number of Shares outstanding on such record date plus the number of additional Shares to be offered for subscription of purchase (or into which the convertible securities so to be offered are initially convertible). Such adjustment shall become effective at the close of business on such record date; however, to the extent that Shares (or securities convertible into Shares) are not delivered after the expiration of such rights or warrants, the Exercise Price shall be readjusted (but only with respect to Warrants exercised after such expiration) to the Exercise Price which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made upon the basis of delivery of only the number of Shares (or securities convertible into Shares) actually issued. In case any subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors of the Bank. Shares owned by or held for the account of the Bank or any majority-owned subsidiary shall not be deemed outstanding for the purpose of any such computation.

                  (c) In case the Bank shall distribute to all holders of Shares (including any such distribution made in connection with a consolidation or merger in which the Bank is the continuing corporation) evidences of its indebtedness or assets (other than cash dividends or distributions and dividends payable in Shares) or subscription rights or warrants (excluding those referred to in subsection (b)), the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the record date for the determination of shareholders entitled to receive such distribution by a fraction, the numerator of which shall be the current market price per Share (as defined in subsection (d)) on such record date, less the fair market value (as determined by the Board of Directors of the Bank, whose determination shall be conclusive; provided, however, that the fair market value of such evidence of indebtedness, asset, subscription right or warrant that is to be distributed per Share shall not equal or exceed the current market price per Share) the evidences of indebtedness or assets so to be distributed or for such subscription rights or warrants applicable to one Share, and the denominator of which shall be such current market price per Share.

                  (d) For the purposes of any computation hereunder, the current market price per Share shall be as determined by the Board of Directors of the Bank as of the date indicated.

                  (e) No adjustment in the Exercise Price shall be required if the amount of such adjustment shall be less than twenty-five cents per Share; provided, however, that any adjustments which by reason of this subsection (e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations hereunder shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

                  (f) In any case in which this Stock Warrant Agreement shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Bank may elect to defer until the occurrence of such event issuing to the holder of any Warrant exercised after such record date the Shares, if any, issuable upon such exercise over and above the Shares, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment; provided, however, that the Bank shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional Shares upon the occurrence of the event requiring such adjustment.


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                  (g)      Unless the Bank shall have exercised its election as
         provided in subsection (h) upon each adjustment of the Exercise Price as a result of the calculations made in subsections (a), (b) or (c) hereunder, each Warrant outstanding prior to the making of the adjustment in the Exercise Price shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of Shares (calculated to the nearest hundredth) obtained by: (A) multiplying the number of Shares purchasable upon exercise of a Warrant prior to adjustment of the number of Shares, by the Exercise Price in effect prior to adjustment of the Exercise Price; and (B) dividing the product so obtained by the Exercise Price in effect after such adjustment of the Exercise Price.

                  (h) The Bank may elect on or after the date of any adjustments of the Exercise Price to adjust the number of Warrants, in substitution for any adjustment in the number of Shares purchasable upon the exercise of a Warrant as provided in subsection (g). Each of the Warrants outstanding after such adjustment of the number of Warrants shall be exercisable for one Share. Each Warrant held of record prior to such adjustment of the number of Warrants shall become that number of Warrants (calculated to the nearest hundredth) obtained by dividing the Exercise Price in effect prior to adjustment of the Exercise Price by the Exercise Price in effect after adjustment of the Exercise Price. The Bank shall notify the holders of Warrants of its election to adjust the number of Warrants indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Exercise Price is adjusted or any day thereafter, but shall be at least 10 days later than the date of the notice. Upon each adjustment of the number of Warrants pursuant to this subsection (h) the Bank shall, as promptly as practicable, cause to be distributed to holders of record of Warrants on such record date, Warrant agreements evidencing the additional Warrants to which such holders shall be entitled as a result of such adjustment, or, at the option of the Bank, shall cause to be distributed to such holders of record in substitution and replacement for the Warrant agreements held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Bank, new Warrant agreements evidencing all the Warrants to which such holders shall be entitled after such adjustment.

                  (i) In case of any capital reorganization of the Bank, or of any reclassification of the Shares (other than a reclassification of the Shares referred to in subsection (a)) or in case of the consolidation of the Bank with any other corporation or the sale of the properties and assets of the Bank as, or substantially as, an entirety to any other corporation or entity, each Warrant shall after such capital reorganization, reclassification of Shares, consolidation, merger or sale be exercisable, upon the terms and conditions specified in this agreement, for the number of Shares of stock or other securities, assets or cash to which a holder of the number of Shares purchasable (at the time of such capital reorganization, reclassification of Shares, consolidation, merger or sale) upon exercise of such Warrant would have been entitled upon such capital reorganization, reclassification of Shares, consolidation, merger or sale; and in any such case, if necessary, the provisions set forth hereunder with respect to the rights and interests thereafter of the holders of the Warrants shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any Shares of stock or other securities, assets or cash thereafter deliverable on the exercise of the Warrants. The subdivision or combination of Shares at any time outstanding into a greater or lesser number of Shares shall not be deemed to be a reclassification of the Shares for the purposes of this paragraph. The Bank shall not effect any such consolidation, merger or sale, unless prior to or simultaneously with the consummation thereof the successor corporation (of other than the Bank) resulting from such consolidation or merger or the corporation purchasing such assets or other appropriate corporation or entity shall assume the obligation to deliver to the holder of each Warrant such shares of stock, securities, assets or cash as, in accordance with the foregoing provisions, such holders may be entitled to purchase and the other obligations under this Stock Warrant Agreement.


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         4.       MANDATORY EXERCISE; TERMINATION.

         (a) If the Bank is required by its primary state or federal regulator, due to its failure to meet capital requirements imposed upon the Bank, to increase its capital, then pursuant to the procedures in subsections
(b) and (c) below, the Warrant Holder shall have the option of either (i) exercising all or such part of the Warrants as designated by the Bank pursuant to subsection (b) below or (ii) allowing the Warrants to be automatically terminated pursuant to subsection (c) below.

         (b) When the Bank is required to increase its capital described in subsection (a) above, the Bank shall send a notice (the "Notice") to the Warrant Holder (i) specifying the number of Shares relating to the Warrants for which the Warrants must be exercised (the "Number") (if less than all Shares relating to Warrants held by all holders of Warrants of the Bank under stock warrant agreements substantially similar to this Stock Warrant Agreement are required by the Bank, pursuant to similar notice, to be so exercised, the Bank shall specify a number of Shares relating to the Warrants that reflects the proportionate number of Shares subject to the Warrants in comparison to all of the Shares subject to Warrants held by all such warrant holders as a group); (ii) specifying the date prior to which the Warrants must be totally or partially exercised, as the case may be (the "Deadline"); and (iii) stating that the failure of the Warrant holder to exercise the Warrants shall result in the automatic termination of the Warrants.

         (c) Regardless of whether all or less than all of the number of Shares relating to the Warrants are specified in the Notice, if the Warrant Holder does not exercise the Warrants with respect to at least the number of shares specified in, and otherwise pursuant to the terms of, the Notice, the Stock Warrant Agreement shall be automatically terminated on the Deadline, without further act or action by the Warrant Holder or the Bank, and the Warrant Holder shall deliver this Stock Warrant Agreement to the Bank for cancellation. If the Number is less than the total number of Shares that are then subject to exercise under the Warrants and the Warrant Holder exercises the Warrants pursuant to the terms of the Notice, the Bank shall comply with Section 2(e) hereof.

         5. RESTRICTIONS ON TRANSFERABILITY OF COMMON STOCK; COMPLIANCE WITH THE SECURITIES ACT OF 1933.

         (a) The Common Stock issued upon exercise of the Warrant shall not be transferable except upon the conditions hereinafter specified, which conditions are intended to insure compliance with the provisions of the Securities Act of 1933 (or any similar federal statute at the time in effect) and applicable state securities or blue sky laws in respect of the transfer of the Common Stock.

         (b) Each certificate for shares of Common Stock issued upon exercise of the Warrant shall bear a legend reading substantially as follows:

         THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER (A) THE GEORGIA SECURITIES ACT OF 1973 (THE "GEORGIA ACT"), (B) ANY OTHER STATE SECURITIES LAW OR (C) THE FEDERAL SECURITIES ACT OF 1933 (THE "FEDERAL ACT"). NO SUCH SECURITIES OR ANY PART THEREOF MAY BE OFFERED FOR SALE, PLEDGED, HYPOTHECATED, SOLD, ASSIGNED OR TRANSFERRED EXCEPT (1) IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER THE GEORGIA ACT, ANY OTHER APPLICABLE STATE SECURITIES LAW, AND THE FEDERAL ACT, OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION


                                       5


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         STATEMENT UNDER THE GEORGIA ACT, ANY OTHER APPLICABLE STATE SECURITIES
         LAW, AND THE FEDERAL ACT, OR (3) IN A TRANSACTION WHICH, IN THE OPINION OF COUNSEL SATISFACTORY TO THE BANK'S COUNSEL, IS OTHERWISE IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAW AND THE FEDERAL ACT.

         (c) The Warrant Holder acknowledges that he has no right to require the Bank or any other person or entity to (i) register under the Securities Act of 1933 or any state securities or blue sky law any shares of Common Stock issued upon exercise of these Warrants, or (ii) satisfy the conditions of Rule 144 or any other rule or provision with respect to the public sale of such Common Stock.

         6. TRANSFER AND ASSIGNMENT. This Warrant Agreement and all rights hereunder are neither assignable nor transferable by the Warrant Holder without the Bank's prior written consent and the delivery by the Warrant Holder to the Bank of an opinion of counsel in form and substance satisfactory to the Bank stating that such transfer or assignment is in compliance with the Securities Act of 1933, the Georgia Securities Act of 1973, and any other applicable state securities law. More particularly, but without limiting the generality of the foregoing, these Warrants may not be assigned, transferred (except as aforesaid), pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Warrant or this Warrant Agreement contrary to the provisions hereof shall be without legal effect.

         7. STOCK WARRANT PLAN. The Warrants granted under this Stock Warrant Agreement have been granted in consideration of the payment of the sum of $10.00 per investment unit. The investment unit consists of one Share and a Warrant to purchase one Share. The Bank has allocated the purchase price of the investment unit as follows: $10.00 for each Share and $0 for each Warrant to purchase one Share.


                                          GWINNETT COMMUNITY BANK


                                          BY:
                                             -----------------------------------
                                             [Name], President


                                          ATTEST:
                                                 -------------------------------
                                                 [Name], Secretary

                                                 (BANK SEAL)


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